VERSAR

INVESTOR PRESENTATION

MARCH 2017

NYSE MKT: **VSR**

ENVIRONMENTAL AND CONSTRUCTION MANAGEMENT
FROM THE HOME FRONT TO THE FRONT LINE

Safe Harbor

This presentation may include forward-looking statements, which are based on management's current expectations, estimates, forecasts and projections about the Company's business. These statements are forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, Section 21 E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, and are subject to safe harbors created by such laws. Words such as "expects", "anticipates", "plans" and "believes" and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in this presentation. We do not undertake to update publicly any forward-looking statements, except as required by law. For a description of factors that could cause actual results to differ materially from what may be disclosed in this presentation, you are referred to the Company's public filings.

- Headquartered in Springfield, VA
  - 20 offices worldwide
- Traded on the NYSE MKT under the symbol VSR
- 529 employees
  - 75% engineers, scientists and other professionals
  - Highly educated staff
    - 58% Bachelors
    - 38% Masters
    - 4% Doctorate

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Engineering & Construction Management (ECM)

- Construction
- Construction Management
- Design & Engineering
- International Programs
- Security Systems



Environmental Services (ESG)

- Compliance
- Cultural Resources
- Natural Resources
- Remediation
- UXO/MMRP



Professional Services (PSG)

Management Services
- Construction Management
- Engineering
- Environmental
- Logistics

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Significant Projects

FAA Security Systems Program, U.S. and territories



Security system design and installation at 450 FAA facilities across the U.S.

Versar Security Systems has been providing this support to the FAA since 2008

Contract Value: $149.9M

Cedar Point Shoreline Stabilization, Naval Air Station Patuxent River, Maryland



Rising sea levels impacting coastal assets

800 linear feet of shoreline stabilization and 3,407 linear feet of shoreline revetment to reduce erosion and shoreline loss

First of its kind project for Versar – positions company to win additional pending work

Contract Value: $5.2M

U.S. Army Reserve, 88th Regional Support Command (RSC) Technical & Programmatic Support





- Through two contracts, we provide environmental, facilities management and operational support to the command's 19 state area of responsibility
- Combined Contract Value: $60.0M

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Key Takeaways

Longstanding Client Relationships	• Deep federal government client base, particularly Department of Defense (DOD) and subordinate agencies, resulting in new and repeat business opportunities • Average client relationship is 10 years
Diverse Capabilities	• Expanded customer base as marketplace recognizes value, effectiveness and breadth of our solutions • Enhanced capabilities positions Versar to win higher margin projects • Proven reputation for completing difficult jobs in difficult situations
Robust Business Development	• $136M funded Backlog as of July 1, 2016 • Growing pipeline • Expanding new capabilities to existing customers and existing capabilities to new customers
Restructuring for Growth	• Leaner and more efficient organization • Implementing process improvement to further streamline operations • Financial restructuring providing clean slate to ramp up growth

Current Challenges

- Industry seeing continued slow-down in both IDIQ and TO awards
  - Longer time between RFP issuance and contract award and start dates – impacts backlog
  - Gross pipeline continues to increase
- Federal Budget Process
  - Presidential budget promising increased DOD and infrastructure spending
  - Uncertainty regarding EPA, although it appears that brownfields, superfund and water infrastructure initiatives will continue to be funded

- Financial
  - Financial constraints due to market challenges resulted in covenant defaults with Bank of America
  - Prevented timely filing of required securities filings with SEC
  - Additional oversight from bank and retention of CRO
  - Required payment of significant, non-recurring costs
  - Exploration of strategic and financial alternatives

Versar's Approach to Challenges

- Aggressively control costs
- Adjust bidding strategies and teaming partnerships
  - Win new work and aggressively mine existing IDIQs
- Diversify capabilities and hire strategically
  - VSS acquisition and POL projects
- Focus on revenue drivers
  - Retain existing clients and attract new ones
  - Provide quality project management at competitive rates
  - Partner with other companies to increase breadth of reach
  - Identify and retain qualified employees

Funded Backlog ($M)


200
180
160
140
120
100
80
60
40
20
0
57
78
78
93
108
114
179
136
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16

- 1Q16 was high point @ $225M
- $32.1M of FAA not in backlog
  - $190.5M contract ceiling
  - $158.4M funded

Gross Revenue and Profit

Gross Revenue

FY2015


14%
29%
57%

$159.9 Million

FY 2016


11%
23%
66%

$167.9 Million

ECM
ESG
PSG

Gross Profit


70%
60%
50%
40%
30%
20%
10%
0%
58%
27%
15%

$13.8 Million


120%
100%
80%
60%
40%
20%
0%
-20%
-40%
98%
28%
-26%

$3.2 Million

Revenue Diversification


FY15
5%
3%
11%
81%
FY16
4%
1%
26%
69%
DOD
State and Local
Other Federal
Commercial

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Domestic and International Revenues


FY14
30%
70%
FY15
18%
82%
FY16
11%
89%
Domestic
International

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Long Standing and Diversified Customer Base

Federal Aviation Administration

Department of Justice · Federal Bureau of Investigation

GSA®

Department of Defense · United States of America

Federal Emergency Management Agency

US Army Corps of Engineers®

NAVFAC

U.S. AIR FORCE

Air Force Civil Engineer Center

United States Environmental Protection Agency

USAMRIID
United States Army Medical Research Institute of Infectious Diseases
Biodefense solutions to protect our nation

MARYLAND
DEPARTMENT OF NATURAL RESOURCES

Bank of America®

United States Courts · District of Columbia Circuit

Defense Logistics Agency

County of Fairfax · 1742 · Virginia

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Consistent Flow of Contract and Task Order Awards

Agency	Awarded	Amount	Project Description
General Services Administration (PSG)	17-Mar	$12.0M	· 1st Option Year awarded for Operation, Plans, Engineering and Environmental Technical Support Contract · 2nd Option Year awarded on 88th RSC AFOS Contract
U.S. Army Corps of Engineers (ECM)	17-Mar	$2.3M	· New contract with Transatlantic Afghanistan District for up to 4 years · Provide operations, maintenance, support services at USACE-TAA facilities throughout Afghanistan
Air Force Civil Engineer Center (ECM)	17-Mar	TBD	· Worldwide Engineering & Construction (WE&C): 5 year base period IDIQ for up to $950M · Provide construction, engineering, and design-build for new facilities and repair, renovation, and restoration
U.S. Environmental Protection Agency (ESG)	17-Mar	$1.4M	· First task order under IDIQ Contract for EPA Office of Pesticide Programs · Providing review and evaluation of Occupational and Residential Exposure data
Air Force Civil Engineer Center (ECM)	17-Mar	$2.3M	· DLA's Energy Petroleum, Oil and Lubricant (POL)/Fuel Facilities Upgrade and Repair Program · Task order at MacDill AFB
U.S Army Corps of Engineers (ESG)	17-Feb	$6.2M	· In-Situ Thermal Remediation (ISTR) services in support of Diaz Superfund Site · Determine the adequacy of thermal treatment and design parameters to implement the technology
Air Force Civil Engineer Center (ESG)	16-Dec	TBD	· Environmental Services & Construction contract for the Pacific Air Forces Region (ES&C-PACAF) · 5 year POP IDIQ for up to $48M
Air Force Civil Engineer Center (ECM)	16-Nov	$15.5	· Design, Design-build contract at Hanscom Air Force Base · Once renovations are complated, building will house DCMA
U.S Army Corps of Engineers (ESG)	16-Oct	TBD	· Environmental and Munitions Remediation Contract (MEGA ERS): 5 year POP IDIQ for up to $400M · Provide environmental and munitions remediation services throughout U.S.
U.S. Army Corps of Engineers (ECM)	16-Oct	$14.8M	· New task order on existing contract with Middle East District · Provide support for engineering and technical staff to oversee construction projects throughout Afghanistan
Air Force Civil Engineer Center (ECM)	16-Sep	$4.4M	· DLA's Energy Petroleum, Oil and Lubricant (POL)/Fuel Facilities Upgrade and Repair Program · Task orders at McLaughlin ANG Base and New Castle ANG Base
U.S. Environmental Protection Agency (ESG)	16-Aug	TBD	· IDIQ contract to support EPA's Office of Pesticide Programs: POP though 2021 for up to $20M · Provide scientific data reviews and evaluations to support pesticide registration
General Services Administration (PSG)	16-Aug	$37.0M	· Operations, Plans, Engineering and Environmental Technical Support Contract for 88th RSC · Base year and 4 option years
U.S. Army Corps of Engineers (ECM)	16-Aug	$2.5M	· Ongoing Iraq Personal Services Contract with Middle East District - exercised second option year · ECM has provided personnel in Iraq for over 12 years
Air Force Civil Engineer Center (ESG)	16-Jul	TBD	· Architect-Engineer 2013 Environmental Services (AE-13ES): 5 year POP IDIQ for up to $500M · Multidisciplinary environmental projects, planning and programming
General Services Administration (PSG)	16-Apr	$4.6M	· 1st option year awarded on 88th RSC AFOS Contract - support nearly 365 facilities in 19 states · PSG has performed this task for over 10 years
Federal Aviation Administration (ECM)	16-Apr	$47.8M	· Two year contract extension to provide physical security design and implementation services · Support migration of physical security systems onto the FAA's IT enterprises

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Our Global Locations

Headquarters

1. Springfield, VA

Inside the US

2. Aiea, HI
3. Atlanta, GA
4. Boise, ID
5. Chandler, AZ
6. Charleston, SC
7. Columbia, MD
8. Denver, CO
9. Dulles, VA
10. El Paso, TX
11. Germantown, MD
12. Newport News, VA
13. Oceanside, CA
14. Richardson, TX
15. South Easton, MA
16. San Antonio, TX

Outside the U.S.

17. Baghdad, Iraq
18. Kabul, Afghanistan
19. Clark, PH
20. Milton Keynes, UK



United States of America
Hawaii
Iraq
Afghanistan
Philippines
United Kingdom
1
2
3
4
5
6
8
10
13
14
15
16
17
18
19
20

FINANCIAL PERFORMANCE

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Income Statement Summary

(in millions, except EPS)	FY2014	FY2015	FY 2016
GROSS REVENUE	$110.3	$159.9	$167.9
Purchased Services	55.1	90.3	107.2
Direct Costs of Services	46.7	55.8	57.5
GROSS PROFIT	$8.5	$13.8	$3.2
GROSS PROFIT MARGIN	7.7%	8.6%	1.9%
SELLING, GENERAL AND ADMINISTRATIVE	10.2	11.0	13
SG&A % OF SALES	9.2%	6.9%	7.7%
Other Operating Expense (Income)	(1.6)	--	1.9
Goodwill Impairment	1.4	--	20.3
Intangible Impairment	--	--	3.8
OPERATING (LOSS) INCOME	($1.4)	$2.8	($35.9)
OPERATING MARGIN	--	1.8%	--
(LOSS) INCOME BEFORE INCOME TAXES, FROM CONTINUING OPERATIONS	($1.6)	$0.9	($36.6)
Income tax expense (benefit)	(1.0)	0.9	1.3
NET (LOSS) INCOME FROM CONTINUING OPERATIONS	($0.5)	$1.4	($37.9)
Income (Loss) from discontinued operations, net of tax	0.2	--	--
NET (LOSS) INCOME	($0.3)	$1.4	($37.9)
NET MARGIN	--	0.9%	--
EARNINGS (LOSS) PER SHARE			
Continuing operations	($0.05)	$0.14	($3.84)
Discontinued operations	$0.02	--	--
NET INCOME (LOSS) PER SHARE	($0.03)	$0.14	($3.84)

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Balance Sheet Summary

($ in thousands)	6/27/14	6/26/15	7/1/16
Cash	$ 2,109	$ 9,674	$ 1,549
Total Debt	$ 8,148	$ 1,114	$ 21,178
Total Assets	$ 89,206	$ 57,761	$ 61,316
Working Capital	$ 23,136	$ 24,123	$ (2,234)
Shareholders' Equity	$ 39,370	$ 37,785	$ 1,068

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Versar, Inc. Fiscal Year 2016: Non-GAAP Financial Measures Disclosure	
Reported GAAP Operating (Loss) before taxes	($36,619,000)
One-Time Adjustments	
Impairments (Goodwill and Intangibles)	24,144,000
Abandon Lease Accruals (Office Furniture and Office Leasehold)	921,100
Bank of America Outside Auditor Fees	145,000
JCSS Acquisition (Transaction and Integration Costs)	1,284,800
ARA/GMI Working Capital Accrual	1,200,000
ESG Related Expenses (GSA Rate audit, PBR pump, Ft. Irwin Class Action Suit)	1,174,300
Homestead Project	868,000
PPS Adjustments (Fiscal Year Operating Loss and Loss in excess of sale proceeds)	4,031,700
Total One-Time Adjustments	33,768,900
Adjusted Operating (Loss)	(2,850,100)
EBITDA Add-backs	
Interest Expense	702,000
Depreciation and Amortization	5,756,000
	6,458,000
Adjusted EBITDA	$3,607,900

LOOKING FORWARD

- Re-establish financial stability and grow shareholder value
- Profitably execute current backlog
- Grow our pipeline
- Retain and attract the best people

Versar remains committed to our customers, shareholders, employees and partners and we will continue to provide technical expertise to our primarily federal customers.

QUESTIONS AND ANSWERS

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THANK YOU

NYSE MKT: **VSR**

ENVIRONMENTAL AND CONSTRUCTION MANAGEMENT
FROM THE HOME FRONT TO THE FRONT LINE